EXHIBIT 99.3

Investor Relations Supplemental Schedules

Investor Relations Supplemental Schedules
Summary
($ Millions)

	1Q 2010	1Q 2009

Reported Net Income	$1,064	$368
EPS - Diluted	$1.31	$0.45

Core Results	$1,071	$407
EPS - Diluted	$1.32	$0.50

Total Worldwide Sales Volumes (mboe/day)	726	713

Total Worldwide Crude Oil Realizations ($/BBL)	$71.88	$39.29
Domestic Natural Gas Realizations ($/MCF)	$5.62	$3.54

Wtd. Average Basic Shares O/S (mm)	812.1	810.7
Wtd. Average Diluted Shares O/S (mm)	813.5	813.3

Shares Outstanding (mm)	812.2	810.6

Cash Flow from Operations	$2,200	$800

Investor Relations Supplemental Schedules

OCCIDENTAL PETROLEUM
2010 First Quarter
Net Income (Loss)
($ millions)

	Reported			Core
	Income	Significant Items Affecting Income		Results
Oil & Gas	$1,819			$1,819

Chemical	30			30

Midstream, marketing and other	94			94

Corporate
Interest expense, net	(36)			(36)

Other	(107)			(107)

Taxes	(729)			(729)

Income from continuing operations	1,071	-		1,071
Discontinued operations, net of tax	(7)	7	Discontinued operations, net	-
Net Income	$1,064	$7		$1,071

Basic Earnings Per Common Share
Income from continuing operations	$1.32
Discontinued operations, net	(0.01)
Net Income	$1.31			$1.32

Diluted Earnings Per Common Share
Income from continuing operations	$1.32
Discontinued operations, net	(0.01)
Net Income	$1.31			$1.32

Investor Relations Supplemental Schedules

OCCIDENTAL PETROLEUM
2009 First Quarter
Net Income (Loss)
($ millions)

	Reported			Core
	Income	Significant Items Affecting Income		Results
Oil & Gas	$545	8	Rig contract terminations	$553

Chemical	169			169

Midstream, marketing and other	14			14

Corporate
Interest expense, net	(20)			(20)

Other	(96)	32	Severance	(49)
		15	Railcar leases

Taxes	(241)	(19)	Tax effect of adjustments	(260)

Income from continuing operations	371	36		407
Discontinued operations, net of tax	(3)	3	Discontinued operations, net	-
Net Income	$368	$39		$407

Basic Earnings Per Common Share
Income from continuing operations	$0.45
Discontinued operations, net	-
Net Income	$0.45			$0.50
Diluted Earnings Per Common Share
Income from continuing operations	$0.45
Discontinued operations, net	-
Net Income	$0.45			$0.50

Investor Relations Supplemental Schedules

OCCIDENTAL PETROLEUM
Items Affecting Comparability of Core Results Between Periods

The item(s) below are included in core results and are shown in this table because they affect the comparability between periods.

Pre-tax
Income / (Expense)	First Quarter
	2010	2009

Foreign Exchange Gains & (Losses) *	(5)	37

*Amounts shown after-tax

Investor Relations Supplemental Schedules

OCCIDENTAL PETROLEUM
Worldwide Effective Tax Rate

	QUARTERLY
	2010	2009	2009
REPORTED INCOME	QTR 1	QTR 4	QTR 1
Oil & Gas	1,819	1,643	545
Chemicals	30	33	169
Midstream, marketing and other	94	81	14
Corporate & other	(143)	(141)	(116)
Pre-tax income	1,800	1,616	612

Income tax expense
Federal and state	307	338	12
Foreign	422	335	229
Total	729	673	241

Income from continuing operations	1,071	943	371

Worldwide effective tax rate	41%	42%	39%

	2010	2009	2009
CORE RESULTS	QTR 1	QTR 4	QTR 1
Oil & Gas	1,819	1,813	553
Chemicals	30	33	169
Midstream, marketing and other	94	81	14
Corporate & other	(143)	(141)	(69)
Pre-tax income	1,800	1,786	667

Income tax expense
Federal and state	307	338	31
Foreign	422	390	229
Total	729	728	260

Core results	1,071	1,058	407

Worldwide effective tax rate	41%	41%	39%

Investor Relations Supplemental Schedules

OCCIDENTAL PETROLEUM
2010 First Quarter Net Income (Loss)
Reported Income Comparison

	First	Fourth
	Quarter	Quarter
	2010	2009	B / (W)
Oil & Gas	$1,819	$1,643	$176
Chemical	30	33	(3)
Midstream, marketing and other	94	81	13
Corporate
Interest expense, net	(36)	(33)	(3)
Other	(107)	(108)	1
Taxes	(729)	(673)	(56)
Income from continuing operations	1,071	943	128
Discontinued operations, net	(7)	(5)	(2)
Net Income	$1,064	$938	$126

Earnings Per Common Share
Basic	$1.31	$1.15	$0.16
Diluted	$1.31	$1.15	$0.16

Worldwide Effective Tax Rate	41%	42%	1%

OCCIDENTAL PETROLEUM
2010 First Quarter Net Income (Loss)
Core Results Comparison

	First	Fourth
	Quarter	Quarter
	2010	2009	B / (W)
Oil & Gas	$1,819	$1,813	$6
Chemical	30	33	(3)
Midstream, marketing and other	94	81	13
Corporate
Interest expense, net	(36)	(33)	(3)
Other	(107)	(108)	1
Taxes	(729)	(728)	(1)
Core Results	$1,071	$1,058	$13

Core Results Per Common Share
Basic	$1.32	$1.30	$0.02
Diluted	$1.32	$1.30	$0.02

Worldwide Effective Tax Rate	41%	41%	0%

Investor Relations Supplemental Schedules

Investor Relations Supplemental Schedules

OCCIDENTAL PETROLEUM
2010 First Quarter Net Income (Loss)
Reported Income Comparison

	First	First
	Quarter	Quarter
	2010	2009	B / (W)
Oil & Gas	$1,819	$545	$1,274
Chemical	30	169	(139)
Midstream, marketing and other	94	14	80
Corporate
Interest expense, net	(36)	(20)	(16)
Other	(107)	(96)	(11)
Taxes	(729)	(241)	(488)
Income from continuing operations	1,071	371	700
Discontinued operations, net	(7)	(3)	(4)
Net Income	$1,064	$368	$696

Earnings Per Common Share
Basic	$1.31	$0.45	$0.86
Diluted	$1.31	$0.45	$0.86

Worldwide Effective Tax Rate	41%	39%	-2%

OCCIDENTAL PETROLEUM
2010 First Quarter Net Income (Loss)
Core Results Comparison

	First	First
	Quarter	Quarter
	2010	2009	B / (W)
Oil & Gas	$1,819	$553	$1,266
Chemical	30	169	(139)
Midstream, marketing and other	94	14	80
Corporate
Interest expense, net	(36)	(20)	(16)
Other	(107)	(49)	(58)
Taxes	(729)	(260)	(469)
Core Results	$1,071	$407	$664

Core Results Per Common Share
Basic	$1.32	$0.50	$0.82
Diluted	$1.32	$0.50	$0.82

Worldwide Effective Tax Rate	41%	39%	-2%

Investor Relations Supplemental Schedules

Investor Relations Supplemental Schedules

OCCIDENTAL PETROLEUM
SUMMARY OF OPERATING STATISTICS

	First Quarter
	2010	2009
NET SALES VOLUMES PER DAY:
United States
Crude Oil and Liquids (MBBL)
California	94	97
Permian	160	166
Midcontinent Gas	17	13
Total	271	276
Natural Gas (MMCF)
California	295	216
Permian	125	124
Midcontinent Gas	255	280
Total	675	620
Latin America
Crude Oil (MBBL)
Argentina	36	45
Colombia	33	41
Total	69	86
Natural Gas (MMCF)
Argentina	31	33
Bolivia	12	15
Total	43	48
Middle East / North Africa
Crude Oil and Liquids (MBBL)
Bahrain	2	-
Dolphin	23	23
Libya	4	6
Oman	56	46
Qatar	74	75
Yemen	33	42
Total	192	192
Natural Gas (MMCF)
Bahrain	166	-
Dolphin	228	233
Oman	52	53
Total	446	286

Barrels of Oil Equivalent (MBOE)	726	713

Investor Relations Supplemental Schedules

OCCIDENTAL PETROLEUM
SUMMARY OF OPERATING STATISTICS

	First Quarter
	2010	2009
NET PRODUCTION PER DAY:
United States
Crude Oil and Liquids (MBBL)	271	276
Natural Gas (MMCF)	675	620

Latin America
Crude Oil (MBBL)
Argentina	37	39
Colombia	34	42
Total	71	81

Natural Gas (MMCF)	43	48

Middle East / North Africa
Crude Oil and Liquids (MBBL)
Bahrain	3	-
Dolphin	23	24
Libya	14	9
Oman	57	45
Qatar	75	79
Yemen	35	38
Total	207	195

Natural Gas (MMCF)	446	286

Barrels of Oil Equivalent (MBOE)	743	711

Investor Relations Supplemental Schedules

OCCIDENTAL PETROLEUM
SUMMARY OF OPERATING STATISTICS

	First Quarter
	2010	2009

OIL & GAS:
PRICES
United States
Crude Oil ($/BBL)	73.08	37.66
Natural gas ($/MCF)	5.62	3.54

Latin America
Crude Oil ($/BBL)	61.00	39.59
Natural Gas ($/MCF)	3.34	3.50

Middle East / North Africa
Crude Oil ($/BBL)	74.96	41.55

Total Worldwide
Crude Oil ($/BBL)	71.88	39.29
Natural Gas ($/MCF)	3.69	2.90

	First Quarter
	2010	2009
Exploration Expense
United States	$30	$27
Latin America	1	2
Middle East / North Africa	25	29
TOTAL REPORTED	$56	$58

Investor Relations Supplemental Schedules

OCCIDENTAL PETROLEUM
SUMMARY OF OPERATING STATISTICS

	First Quarter
Capital Expenditures ($MM)	2010	2009
Oil & Gas
California	$149	$156
Permian	73	189
Midcontinent Gas	37	56
Latin America	103	190
Middle East / North Africa	263	272
Exploration	57	48
Chemicals	30	31
Midstream, marketing and other	124	122
Corporate	12	7
TOTAL	$848	$1,071

Depreciation, Depletion &	First Quarter
Amortization of Assets ($MM)	2010	2009
Oil & Gas
Domestic	$351	$311
Latin America	142	168
Middle East / North Africa	259	208
Chemicals	80	71
Midstream, marketing and other	37	23
Corporate	5	5
TOTAL	$874	$786

Investor Relations Supplemental Schedules

OCCIDENTAL PETROLEUM
CORPORATE
($ millions)

	31-Mar-10	31-Dec-09

CAPITALIZATION

Long-Term Debt (including current maturities)	$2,569	$2,796

Others	25	25

Total Debt	$2,594	$2,821

EQUITY	$30,037	$29,159

Total Debt To Total Capitalization	8%	9%

Investor Relations Supplemental Schedules

	OCCIDENTAL PETROLEUM
	SUMMARY OF OPERATING STATISTICS

	2005	2006	2007	2008	2009
SALES VOLUMES PER DAY:
United States
Crude Oil and Liquids (MBBL)
California	76	86	89	89	93
Permian	158	161	163	164	164
Midcontinent Gas	6	9	8	10	14
Total	240	256	260	263	271
Natural Gas (MMCF)
California	242	256	254	235	250
Permian	111	117	112	116	125
Midcontinent Gas	192	215	227	236	260
Total	545	588	593	587	635
Latin America
Crude Oil (MBBL)
Argentina	-	33	32	32	37
Colombia	32	33	37	37	39
Total	32	66	69	69	76
Natural Gas (MMCF)
Argentina	-	17	22	21	30
Bolivia	-	17	18	21	16
Total	-	34	40	42	46
Middle East / North Africa
Crude Oil and Liquids (MBBL)
Oman	27	28	31	34	50
Dolphin	-	-	5	26	25
Qatar	71	73	81	80	79
Yemen	39	40	37	32	35
Libya	8	23	22	19	12
Bahrain	-	-	-	-	-
Total	145	164	176	191	201
Natural Gas (MMCF)
Oman	70	67	67	53	49
Dolphin	-	-	67	231	257
Bahrain	-	-	-	-	10
Total	70	67	134	284	316

Barrels of Oil Equivalent (MBOE)	519	601	633	675	714

*This schedule reflects what production volumes would have been for the prior 5 years if all production had been represented on a pre-tax basis and Permian gas properties as part of Midcontinent Gas

Investor Relations Supplemental Schedules

	OCCIDENTAL PETROLEUM
	SUMMARY OF OPERATING STATISTICS

	2009
	Qtr 1	Qtr 2	Qtr 3	Qtr 4	Total
SALES VOLUMES PER DAY:
United States
Crude Oil and Liquids (MBBL)
California	97	90	92	92	93
Permian	166	163	162	164	164
Midcontinent Gas	13	14	15	15	14
Total	276	267	269	271	271
Natural Gas (MMCF)
California	216	232	269	282	250
Permian	124	124	133	122	125
Midcontinent Gas	280	265	251	241	260
Total	620	621	653	645	635
Latin America
Crude Oil (MBBL)
Argentina	45	37	30	37	37
Colombia	41	42	39	36	39
Total	86	79	69	73	76
Natural Gas (MMCF)
Argentina	33	30	27	30	30
Bolivia	15	19	18	12	16
Total	48	49	45	42	46
Middle East/North Africa
Crude Oil and Liquids (MBBL)
Oman	46	49	50	54	50
Dolphin	23	29	26	26	25
Qatar	75	82	77	80	79
Yemen	42	32	34	32	35
Libya	6	14	9	15	12
Bahrain	-	-	-	1	-
Total	192	206	196	208	201
Natural Gas (MMCF)
Oman	53	50	48	42	49
Dolphin	233	282	258	256	257
Bahrain	-	-	-	40	10
Total	286	332	306	338	316

Barrels of Oil Equivalent (MBOE)	713	719	702	722	714

*This schedule reflects what production volumes would have been for the 4 quarters of 2009 if all production had been represented on a pre-tax basis and Permian gas properties as part of Midcontinent Gas